UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 15, 2016

AIRGAS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9344	56-0732648
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

259 North Radnor-Chester Road, Suite 100

Radnor, PA 19087-5283

(Address of principal executive offices)

Registrant’s telephone number, including area code: (610) 687-5253

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01	Other Events.

On April 15, 2016, Airgas, Inc. (the “Company”) announced it has elected to redeem all $250 million of its outstanding 2.95% Notes maturing in June 2016 (the “Notes”). The Notes will be redeemed in full on May 15, 2016 (“the redemption date”), at a price of 100%. The election to exercise the redemption provision of the Notes accelerates the maturity date of the Notes to the redemption date.

The Company’s press release announcing the redemption of the Notes is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	None

(b)	None

(c)	None

(d)	Exhibits.

99.1	- Press Release dated April 15, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Airgas, Inc.
(Registrant)

BY:	/s/ Thomas M. Smyth
Thomas M. Smyth
Vice President and Controller
(Principal Accounting Officer)

Date: April 15, 2016

Exhibit Index

Exhibit 99.1	Press Release dated April 15, 2016